UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2010

Cumberland Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee		37203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(615) 255-0068

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Effective April 1, 2010, Cumberland Pharmaceuticals Inc. entered into the Fifth Amendment to Service Agreement with Ventiv Commercial Services, LLC (the "Amendment"). The Amendment extends the term of the predecessor amendments and agreement to June 30, 2010 and provides that the contract will continue on a month-to-month basis after June 30, 2010, until such time as either party provides the other party with forty-five (45) days prior written notice, for a monthly fee of $362,543. The foregoing is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

This Amendment relates to the Cardinal Health Contract Sales and Services for Cumberland Pharmaceuticals Inc. Dedicated Sales Force Agreement, dated May 16, 2006, by and between Cardinal Health PTS, LLC and Cumberland Pharmaceuticals Inc., as filed with the SEC on July 11, 2007 as Exhibit 10.4 to Amendment No. 3 of Cumberland’s Registration Statement on Form S-1 (File No. 333-142535). The Company further amended the agreement with the first and second amendment, as filed with the SEC on July 11, 2007 as Exhibits 10.5 and 10.6 to Amendment No. 3 of Cumberland’s Registration Statement on Form S-1, the third amendment, as filed with the SEC on May 21, 2008 as Exhibit 10.6.1 to Amendment No. 10 of Cumberland’s Registration Statement on Form S-1, and the fourth amendment, as filed with the SEC on May 12, 2009 as Exhibit 10.6.2 to Amendment No. 18 of Cumberland’s Registration Statement on Form S-1. Under the agreement and the amendments, Cardinal Health, later Ventiv as successor-in-interest, agreed to provide sales representatives for Cumberland’s products within a certain territory for a monthly fee, subject to various pass-through costs and performance incentives.

Item 9.01 Financial Statements and Exhibits.

10.1 Fifth Amendment to Service Agreement, dated April 1, 2010, by and between Ventiv Commercial Services, LLC and Cumberland Pharmaceuticals Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

April 6, 2010	By:	/s/ David L. Lowrance

Name: David L. Lowrance
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fifth Amendment to Service Agreement, dated April 1, 2010, by and between Ventiv Commercial Services, LLC and Cumberland Pharmaceuticals Inc.